Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, DALE A. THATCHER, the Executive Vice President and Chief Financial Officer of Selective Insurance Group, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2010 (the “Form 10-Q”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2010	By:	/s/ Dale A. Thatcher
Dale A. Thatcher
Executive Vice President and Chief Financial Officer